                                                                   Exhibit 10.14

Loan and Security Agreement Amendment dated June 30, 2003, between the Company and Israel Discount Bank of NY.


                                 EXECUTION COPY

                                 AMENDMENT NO. 2


         AMENDMENT NO. 2, dated as of June 27, 2003 (this "Amendment No. 2"), by and among ASTA FUNDING ACQUISITION II, LLC and PALISADES COLLECTION, L.L.C. (together, the "Borrower"), ASTA FUNDING, INC. ("Asta Funding"), ISRAEL DISCOUNT BANK OF NEW YORK ("Lender") and the Debtors, to the Second Amended and Restated Loan and Security Agreement dated January 28, 2003, as amended (the "Loan Agreement").

RECITALS
         A. Asta Funding has requested that the Lender amend the Loan Agreement to provide that its individual 75% interest in the net collection of receivables arising from two (2) portfolios of consumer receivables owned by Computer Finance LLC ("Computer"), a wholly-owned subsidiary of Asta Funding ("Asta Funding Profit Percentage") be included in the Borrowing Base as an Eligible Portfolio.
         B. Asta Funding's Profit Percentage is subject to the terms of an Assignment Agreement dated as of December 28, 2001, among Greenwich Capital Financial Products, Inc., Hilco Receivables, LLC ("Hilco"), Asta Funding and Computer (the "Computer Assignment"), pursuant to which Hilco has an undivided 25% interest in the receivables owned by Computer and Asta Funding has filed a UUC-1 Financing Statement with respect to the receivables owned by Computer (the "Asta Funding Filing").
         C. The Borrower has requested that the Lender grant a temporary increase in the New Line of Credit from $25,000,000 to $36,000,000 (the "Temporary Line Increase"), which Temporary Line Increase shall be evidenced by the Demand Promissory Note of the Borrower in the amount of $5,000,000 in the form annexed hereto as Exhibit A (the "Demand Note") in the form annexed hereto as Exhibit A and by the Demand Promissory Note of the Borrower in the amount of $6,000,000 in the form annexed hereto as Exhibit B (the "$6,000,000 Demand Note").
         D. These Recitals are incorporated and made a part of the Loan
Agreement.
         E. The parties have agreed to amend the Loan Agreement in accordance with the terms hereof. All capitalized terms used in this Amendment No. 2 shall have the meaning given each such term in the Loan Agreement. Accordingly, the Borrower, Asta Funding, the Debtors and the Bank hereby agree that the Loan Agreement is hereby amended as follows:

                  SECTION 1.  Amendments.

                  (a) Section 1.15 is hereby deleted in its entirety and shall read as follows:

                           "1.15 "Average Collections" shall mean an amount
                  equal to an average of the actual Collections received with respect to each Eligible Portfolio in the three (3) full calendar months immediately preceding the date of computation or determination."

                  (b) Section 1.24 is hereby amended by (i) deleting the word "and" immediately prior to the "(b)", (ii) inserting an "and" at the end of such Section, and (iii) by adding the following:

                           "(c) all of Asta Funding's right, title and interest
                  in and to the Asta Funding Profit Percentage, together with all proceeds, Support Obligations, Payment Intangibles,
                  Books and Records and Asta Funding's rights under the Computer Assignment, including, without limitation, the Asta Funding Filing."

                  (c) Section 1.27 is hereby amended by inserting after the word "Payments" the phrase "and all proceeds of the Asta Funding Profit Percentage."

                  (d) the term "Obligations" shall include all principal and interest payable under the Demand Note and the $6,000,000 Demand Note.

                  (e) on the Amendment Effective Date (as hereinafter defined) the Asta Funding Profit Percentage shall be deemed an Eligible Portfolio for all purposes under the Loan Agreement.

                  (f) on the date thirty (30) days after the Amendment Effective Date, the New Line of Credit shall automatically be reduced to $25,000,000 and all Obligations in excess thereof shall be immediately due and payable to the Lender, without demand.

                  (g) the Loan Agreement hereby is amended by adding a new
Section 2.5, which shall read as follows:

                           "2.5 Minimum Average Loan Balance. Commencing July,
                  2003, the Borrower shall maintain an average loan balance in each month of not less than $15,000,000 as determined on the last Banking Day of each month (the "Minimum Average Loan Balance"), provided, that the Minimum Average Loan Balance shall automatically decrease in each successive month by $1,500,000 until such Average Loan Balance equals zero. In the event on the last Banking Day of any month the Minimum Average Loan Balance is less than as required for such month, the Borrower shall pay the Lender a fee, equal to the average rate of interest charged to the Borrower applied to the amount of the loans in that month below the Minimum Average Loan Balance for such month. Such fee shall be payable on demand and may be charged to any account of the Borrower with the Lender and shall be included in the Obligations and be secured by the Collateral."

                  SECTION 2. Conditions to Effectiveness of Fifth Amendment.

                  This Amendment No. 2 shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  (a) the Lender shall have received this Amendment No. 2 executed and delivered by a duly authorized officer of the Borrower, Asta Funding, each Debtor and the Lender;

                  (b) the Lender shall have received an Amendment to the General Security Agreement, dated November 21, 2001, as amended, of Asta Funding, granting to the Lender a security interest in the Asta Funding Profit Percentage, in form, scope and substance acceptable to the Lender ("Asta Assignment"), executed and delivered by a duly authorized officer of Asta Funding;

                  (c) the Lender shall have received a UCC-3 Assignment of the Asta Funding Filing for filing in the State of Delaware, in form and scope acceptable to the Lender;

                  (d) the Lender shall have received the Demand Note and the $6,000,000 Demand Note, executed and delivered by the Borrower; and

                  (e) the Lender shall have received such other documents as the Bank or its counsel may reasonably request;

                  SECTION 3. Limited Effect.

                  Except as expressly amended and modified by this Amendment No. 2, the Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 4. Representations and Warranties.

                  The Borrower, Asta Funding and each Debtor hereby (a) ratifies and confirms its respective obligations under the Loan Agreement and each Loan Document to which it is a party and (b) confirms and reaffirms the representations and warranties contained in Section 17 of the Loan Agreement and in each of the Loan Documents; provided, however, that reference therein to the "Loan Documents" shall be deemed to include this Amendment No. 2, the Asta Assignment ,the Demand Note and the $6,000,000 Demand Note. The Borrower, Asta Funding and each Debtor hereby represents and warrants that as of the Amendment Effective Date, after giving effect to this Amendment No. 2, no Event of Default shall have occurred or be continuing. Asta Funding hereby represents and warrants that (i) the Computer Assignment has not been amended and is in full force and effect, (ii) it has no knowledge of any defense, offset or counterclaim in favor of Computer with respect to the payment of the Asta Funding Profit Percentage, and (iii) the consent of Hilco is not required to the execution and delivery of the Asta Assignment.

                  SECTION 5. Counterparts.

                  This Amendment No. 2 may be executed by the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. Governing Law.

                  THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Borrower, Asta Funding, the Debtors and the Lender have caused this Amendment No. 2 to be duly executed by their duly authorized officers, all as of the date first above written.

                                 ASTA FUNDING ACQUISITION II, LLC


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager


                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager


                                 PALISADES COLLECTION, L.L.C.


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager

                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager


                                 ASTA FUNDING, INC.


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title:  President

                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Secretary and
                                                  Chief Financial Officer





                                 ASTA FUNDING ACQUISITION I, LLC


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager

                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager

                                 E.R. RECEIVABLES CORP., L.L.C.


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager

                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager

                                 PALISADES ACQUISITION I, LLC


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager


                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager

                                 PALISADES ACQUISITION II, LLC


                                 By:    /s/ Gary Stern
                                     ------------------------------------------
                                          Name: Gary Stern
                                          Title: Manager

                                 By:    /s/ Mitchell Herman
                                     -------------------------------------------
                                          Name: Mitchell Herman
                                          Title: Manager


                                 ISRAEL DISCOUNT BANK OF NEW YORK

                                 By:    /s/ Kevin Lord
                                     -------------------------------------------
                                          Name: Kevin Lord
                                          Title: Vice President

                                 By:    /s/ Jerry Hertzman
                                     -------------------------------------------
                                          Name: Jerry Hertzman
                                          Title: Senior Vice President

                                AMENDMENT TO THE
                           GENERAL SECURITY AGREEMENT
                              (Asta Funding, Inc.)


         THIS AMENDMENT TO THE GENERAL SECURITY AGREEMENT (this "Amendment") dated as of June 27, 2003 between Asta Funding, Inc. (the "Obligor"), and Israel Discount Bank of New York (the "Bank").

         WHEREAS, pursuant to the Second Amended and Restated Loan and Security Agreement dated as of January 28, 2003 (the "Loan Agreement"), among the Obligor, the Bank and certain Affiliates (as such term is used in the Loan Agreement) of the Obligor, the Obligor has executed a General Security Agreement dated as of November 15, 2001 (the "Security Agreement"), in favor of the Bank; and

         WHEREAS, the Obligor wishes to obtain a temporary increase in the line of credit available to the Borrowers (as defined in the Loan Agreement) under the Loan Agreement to an amount not to exceed $36,000,000.00; and

         WHEREAS, the Bank has consented to that increase, provided that the Obligor grants to the Bank a lien in the Obligor's 75% "profit interest" in the receivables owned by the Obligor's subsidiary, Computer Finance LLC, a Delaware limited liability company;

         NOW THEREFORE, in consideration of the foregoing, the Security Agreement is amended as follows:

1. The definition of "Collateral" in Section I is hereby amended by restating clause (b) in its entirety to read as follows:

         "(b) all of Asta Funding's (i) Auto Loans, Auto Contracts and the Accounts, Collections rights, claims, actions and/or causes of action, Books and Records, lawsuits, judgments and Support Obligations relating thereto that have been granted to Lender pursuant to the Original Restated Agreement, and (ii) (a) the Asta Profit Percentage (as such term is defined in that certain Loan and Security Agreement dated as of August 30, 2001, by and among Greenwich Capital Financial Products, Inc., Computer Finance LLC and Asta Funding), and (b) the Asta Purchased Profit Percentage (as such term is defined in that certain Assignment Agreement dated as of December 28, 2001, by and among Greenwich Capital Financial Products, Inc., Hilco Receivables, LLC and the Asta Funding).

2. The Obligor reaffirms as of the date hereof the representations and warranties set forth in Sections 5 and 7 of the Security Agreement.

3. The Obligor reaffirms as of the date hereof the covenants set forth in Sections 6 and 8 of the Security Agreement

4. All other terms and conditions of the Security Agreement shall continue to be of full force and effect, to the extent they remain unchanged by the foregoing, and the Obligor shall continue to remain bound thereby.

                  IN WITNESS WHEREOF, intending to be legally bound, the undersigned have caused this Amendment to be duly executed as of the date first above written.

                                 ASTA FUNDING, INC.,
                                          as Obligor


                                 By:  /s/ Gary Stern
                                    ---------------------------------
                                      Name: Gary Stern
                                      Title: President & CEO


                                 By:  /s/ Mitchell Herman
                                    --------------------------------------
                                      Name: Mitchell Herman
                                      Title: EVP & Chief Financial Officer


                                 ISRAEL DISCOUNT BANK OF NEW YORK,
                                          as Bank


                                 By:  /s/ Jerry Herztman
                                    --------------------------------------
                                      Name: Jerry Hertzman
                                      Title: Senior Vice President